SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                     FORM 8K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: January 3, 2001

Date of Earliest Event Reported: December 21, 2000



                              ENVIROKARE TECH, INC.
             (Exact name of registrant as specified in its charter)



     Nevada                         000-26095                   88-0412549
 (State or other                   (Commission               (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of incorporation)


             2470 Chandler Avenue, Suite 5, Las Vegas, Nevada 89120
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:   (702) 262-1999


                                 Not Applicable
          (Former name or former address, if changed since last report)





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Item 2 Acquisition or Description of Assets

     On December 21, 2000, Envirokare Tech, Inc., a Nevada corporation ("Envirokare"), Electroship Acquisition Corp., a New York corporation and a wholly-owned subsidiary of Envirokare ("EAC"), and Electroship (N.Y.) Inc., a New York corporation ("Electroship") consummated the merger of Electroship with and into EAC with EAC continuing as the surviving corporation (the "Merger"). The consideration received by the former shareholder of Electroship in the Merger consisted of 2,500,000 shares of the common stock, par value $.001 per share of Envirokare. Electroship was engaged in the business of developing wireless tracking technology for the shipping industry.

     As a result of the Merger, EAC acquired all of the assets of Electroship including, without limitation, (i) the full and exclusive right to the inventions disclosed in United States provisional Patent Application Serial No. 60/208,833 entitled: Apparatus And Method For Facilitating Shipping Commerce (the "Patent Application"), (ii) the entire right, title and interest in and to any and all United States patent applications and foreign patent applications claiming priority to the Patent Application in the United States and elsewhere,
(iii) the entire right, title and interest in and to any and all United States patents and foreign patents which may be granted or issued in the United States and elsewhere from the Patent Application or any United States patent applications or foreign patent applications which claim priority thereto (the items set forth as (i), (ii) and (iii) of this sentence shall be collectively referred to as the "Patent Rights") and (iv) the domain name Electroship.com. Electroship's ownership of the Patent Rights was, however, subject to the terms of a defined field of use license agreement granted by Electroship in favor of its former stockholder (the "License"). A complete description of the terms of the Merger is set forth in the Merger Agreement dated as of December 1, 2000 by and among Envirokare, EAC, Electroship, Electroship Partners, John Gremmo, John
A. Notarianni, Leo J. Mangan, Raymond Anthony Joao and Richard Reichler, filed as Exhibit (c)1 to this Form 8-K. A more complete description of the terms of the Patent Rights and the License is set forth in the Assignment of Patent Application from Electroship Partners to Electroship and Defined Field of Use License Agreement between Electroship Partners and Electroship, dated as of September 20, 2000 and filed as Exhibit (c)2 to this Form 8-K.

Item 7 Financial Statements, Pro Forma Financial Statements and Exhibits

     (a) Financial Statements of Electroship (N.Y.) Inc. - To be filed by amendment.

     (b) Pro Forma Financial Information - To be filed by amendment.

     (c) 1. Merger Agreement, dated as of December 1, 2000 by and among Envirokare Tech, Inc., Electroship Acquisition Corp., Electroship (N.Y.) Inc., Electroship Partners, John Gremmo, John A. Notarianni, Leo J. Mangan, Raymond Anthony Joao and Richard Reichler.

     2. Assignment of Patent Application from Electroship Partners to Electroship (N.Y.) Inc. and Defined Field of Use License Agreement between Electroship Partners and Electroship (N.Y.) Inc. dated as of September 20, 2000.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   January 3, 2001


                                       ENVIROKARE TECH, INC.



                                       By:       /s/  Richard M. Clark
                                                ------------------------------
                                                Name:  Richard M. Clark
                                                Title:    President


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                                INDEX TO EXHIBITS



Exhibit                            Description
-------                            -----------

(a)  Financial Statements of Electroship (N.Y.) Inc. - To be filed by amendment.

(b)  Pro Forma Financial Information - To be filed by amendment.

(c)  1.   Merger Agreement, dated as of December 1, 2000 by and among Envirokare
          Tech Inc., Electroship Acquisition Corp., Electroship (N.Y.) Inc., Electroship Partners, John Gremmo, John A. Notarianni, Leo J. Mangan, Raymond Anthony Joao and Richard Reichler.

     2. Assignment of Patent Application from Electroship Partners to Electroship (N.Y.) Inc. and Defined Field of Use License Agreement between Electroship Partners and Electroship (N.Y.) Inc. dated as of September 20, 2000.